Exhibit 99.2
Dunkin’ Brands Group, Inc.
Supplemental Information (Unaudited)
Adoption of New Revenue Recognition Guidance

SUPPLEMENTAL INFORMATION
The purpose of this exhibit is to provide additional information related to Dunkin’ Brands Group, Inc. and subsidiaries’ (“the Company”) adoption of new revenue recognition guidance and the impact to the Company’s historical financial results. This exhibit should be read in conjunction with Exhibit 99.1.

Revenue from Contracts with Customers
In May 2014, the Financial Accounting Standards Board (“FASB”) issued new guidance for revenue recognition related to contracts with customers, except for contracts within the scope of other standards, which supersedes nearly all existing revenue recognition guidance. The new guidance provides a single framework in which revenue is required to be recognized to depict the transfer of goods or services to customers in amounts that reflect the consideration to which a company expects to be entitled in exchange for those goods or services.
The new guidance is effective for the Company in fiscal year 2018. The Company will adopt this new guidance in fiscal year 2018 using the full retrospective transition method, which will result in restating each prior reporting period presented, fiscal years 2017 and 2016, in the year of adoption. Additionally, a cumulative effect adjustment will be recorded to the opening balance of accumulated deficit as of the first day of fiscal year 2016, the earliest period presented, which we expect to be $163.2 million.
The expected impact of the new guidance is summarized below. In addition to these expected impacts to our financial results, the Company continues to evaluate the impact the adoption of this new guidance will have on financial statement disclosures, in addition to evaluating business processes and internal controls related to revenue recognition to assist in the ongoing application of the new guidance.

Franchise Fees
The adoption of the new guidance will change the timing of recognition of initial franchise fees, including master license and territory fees for our international business, and renewal and transfer fees. Currently, these fees are generally recognized upfront upon either opening of the respective restaurant, when a renewal agreement becomes effective, or upon transfer of a franchise agreement. The new guidance will generally require these fees to be recognized over the term of the related franchise license for the respective restaurant, which will result in a material impact to revenue recognized for initial franchise fees and renewal fees. Additionally, transfer fees have historically been included within other revenues, but will be included within franchise fees and royalty income in the consolidated statements of operations under the new guidance. The new guidance will not materially impact the recognition of royalty income.

Advertising
The adoption of the new guidance will change the reporting of advertising fund contributions from franchisees and the related advertising fund expenditures, which are not currently included in the consolidated statements of operations. The new guidance requires these advertising fund contributions and expenditures to be reported on a gross basis in the consolidated statements of operations, which will have a material impact to our total revenues and expenses. However, we expect such advertising fund contributions and expenditures will be largely offsetting and therefore do not expect a significant impact on our reported net income. The assets and liabilities held by the advertising funds, which have historically been reported as restricted assets and liabilities of advertising funds, respectively, will be included within the respective balance sheet caption to which the assets and liabilities relate. Additionally, advertising costs that have been incurred by the Company outside of the advertising funds have historically been included within general and administrative expenses, net, but will be included within advertising expenses in the consolidated statements of operations.
Historically, breakage from Dunkin’ Donuts and Baskin-Robbins gift cards has been recorded as a reduction to general and administrative expenses, net, to offset the related gift card program costs. In accordance with the new guidance, breakage income will be reported on a gross basis in the consolidated statements of operations within advertising fees and related income, and the related gift card program costs will be included in advertising expenses.

Ice Cream Royalty Allocation
The adoption of the new guidance will require a portion of sales of ice cream products to be allocated to royalty income as consideration for the use of the franchise license. As such, a portion of sales of ice cream and other products will be reclassified to franchise fees and royalty income in the consolidated statements of operations under the new guidance. This allocation will have no impact on the timing of recognition of the related sales of ice cream products or royalty income.

Other Revenue Transactions
The adoption of the new guidance will require certain fees generated by licensing of our brand names and other intellectual property to be recognized over the term of the related agreement, including a one-time upfront license fee recognized in connection with the Dunkin’ K-Cup® pod licensing agreement in fiscal year 2015. Additionally, gains associated with the refranchise, sale, or transfer of restaurants that were not company-operated to new or existing franchisees will be recognized over the term of the related agreement under the new guidance, instead of upon closing of the sale transaction or transfer.

Impacts to Prior Period Information
As noted, the Company will adopt this new guidance in fiscal year 2018 using the full retrospective transition method, which will result in restating fiscal years 2016 and 2017 in the year of adoption. Upon adoption, the new guidance for revenue recognition is expected to impact the Company's reported results as follows:

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)
	Fiscal year ended December 30, 2017
		Adjustments for new revenue recognition guidance
	As reported	Franchise fees	Advertising	Ice cream royalty allocation	Other revenue transactions	Restated

Revenues:
Franchise fees and royalty income(a)	$592,689	(51,754)	—	14,271	—	555,206
Advertising fees and related income	—	—	470,984	—	—	470,984
Rental income	104,643	—	—	—	—	104,643
Sales of ice cream and other products	110,659	—	—	(14,271)	—	96,388
Other revenues	52,510	(5,838)	—	—	1,658	48,330
Total revenues	860,501	(57,592)	470,984	—	1,658	1,275,551
Operating costs and expenses:
Occupancy expenses—franchised restaurants	60,301	—	—	—	—	60,301
Cost of ice cream and other products	77,012	—	—	—	—	77,012
Advertising expenses	—	—	476,157	—	—	476,157
General and administrative expenses, net	248,975	—	(5,147)	—	—	243,828
Depreciation	20,084	—	—	—	—	20,084
Amortization of other intangible assets	21,335	—	—	—	—	21,335
Long-lived asset impairment charges	1,617	—	—	—	—	1,617
Total operating costs and expenses	429,324	—	471,010	—	—	900,334
Net income of equity method investments	15,198	—	—	—	—	15,198
Other operating income, net	627	—	—	—	—	627
Operating income	447,002	(57,592)	(26)	—	1,658	391,042
Other income (expense), net:
Interest income	3,313	—	—	—	—	3,313
Interest expense	(104,423)	—	—	—	—	(104,423)
Loss on debt extinguishment and refinancing transactions	(6,996)	—	—	—	—	(6,996)
Other gains, net	391	—	—	—	—	391
Total other expense, net	(107,715)	—	—	—	—	(107,715)
Income before income taxes(b)	339,287	(57,592)	(26)	—	1,658	283,327
Provision (benefit) for income taxes	(11,622)	18,656	—	—	5,084	12,118
Net income	$350,909	(76,248)	(26)	—	(3,426)	271,209

Earnings per share—basic(c)	$3.86	(0.84)	—	—	(0.04)	2.99
Earnings per share—diluted(c)	3.80	(0.83)	—	—	(0.04)	2.94
(a) "Restated" amounts include royalty income of $532.5 million and initial, renewal, and other franchise fees of $22.7 million.
(b) Adjustments for "Franchise fees" and "Other revenue transactions" include tax expense of $42.2 million and $4.3 million, respectively, related to the enactment of the Tax Cuts and Jobs Act, consisting of the re-measurement of the related deferred tax balances using the lower enacted corporate tax rate.
(c) Amounts may not recalculate due to rounding.

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)
	Fiscal year ended December 31, 2016
		Adjustments for new revenue recognition guidance
	As reported	Franchise fees	Advertising	Ice cream royalty allocation	Other revenue transactions	Restated

Revenues:
Franchise fees and royalty income(a)	$549,571	(27,490)	—	14,315	—	536,396
Advertising fees and related income	—	—	453,553	—	—	453,553
Rental income	101,020	—	—	—	—	101,020
Sales of ice cream and other products	114,857	—	—	(14,315)	—	100,542
Sales at company-operated restaurants	11,975	—	—	—	—	11,975
Other revenues	51,466	(5,072)	—	—	(1,525)	44,869
Total revenues	828,889	(32,562)	453,553	—	(1,525)	1,248,355
Operating costs and expenses:
Occupancy expenses—franchised restaurants	57,409	—	—	—	—	57,409
Cost of ice cream and other products	77,608	—	—	—	—	77,608
Company-operated restaurant expenses	13,591	—	—	—	—	13,591
Advertising expenses	—	—	458,568	—	—	458,568
General and administrative expenses, net	246,814	—	(4,990)	—	—	241,824
Depreciation	20,458	—	—	—	—	20,458
Amortization of other intangible assets	22,079	—	—	—	—	22,079
Long-lived asset impairment charges	149	—	—	—	—	149
Total operating costs and expenses	438,108	—	453,578	—	—	891,686
Net income of equity method investments	14,552	—	—	—	—	14,552
Other operating income, net	9,381	—	—	—	—	9,381
Operating income	414,714	(32,562)	(25)	—	(1,525)	380,602
Other income (expense), net:
Interest income	582	—	—	—	—	582
Interest expense	(100,852)	—	—	—	—	(100,852)
Other losses, net	(1,195)	—	—	—	—	(1,195)
Total other expense, net	(101,465)	—	—	—	—	(101,465)
Income before income taxes	313,249	(32,562)	(25)	—	(1,525)	279,137
Provision (benefit) for income taxes	117,673	(13,205)	—	—	(620)	103,848
Net income	$195,576	(19,357)	(25)	—	(905)	175,289

Earnings per share—basic(b)	$2.14	(0.21)	—	—	(0.01)	1.91
Earnings per share—diluted(b)	2.11	(0.21)	—	—	(0.01)	1.89
(a) "Restated" amounts include royalty income of $515.2 million and initial, renewal, and other franchise fees of $21.2 million.
(b) Amounts may not recalculate due to rounding.

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 30, 2017
		Adjustments for new revenue recognition guidance
	As reported	Franchise fees	Advertising	Other revenue transactions	Restated

Assets
Current assets:
Cash and cash equivalents	$1,018,317	—	—	—	1,018,317
Restricted cash	94,047	—	—	—	94,047
Accounts receivables, net	51,442	—	18,075	—	69,517
Notes and other receivables, net	51,082	—	1,250	—	52,332
Restricted assets of advertising funds	47,373	—	(47,373)	—	—
Prepaid income taxes	21,879	—	48	—	21,927
Prepaid expenses and other current assets	32,695	—	15,498	—	48,193
Total current assets	1,316,835	—	(12,502)	—	1,304,333
Property and equipment, net	169,005	—	12,537	—	181,542
Equity method investments	140,615	—	—	—	140,615
Goodwill	888,308	—	—	—	888,308
Other intangibles assets, net	1,357,157	—	—	—	1,357,157
Other assets	65,464	—	14	—	65,478
Total assets	$3,937,384	—	49	—	3,937,433
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current portion of long-term debt	$31,500	—	—	—	31,500
Capital lease obligations	596	—	—	—	596
Accounts payable	16,307	—	37,110	—	53,417
Liabilities of advertising funds	58,014	—	(58,014)	—	—
Deferred income	39,395	1,502	(550)	4,529	44,876
Other current liabilities	326,078	—	29,032	—	355,110
Total current liabilities	471,890	1,502	7,578	4,529	485,499
Long-term debt, net	3,035,857	—	—	—	3,035,857
Capital lease obligations	7,180	—	—	—	7,180
Unfavorable operating leases acquired	9,780	—	—	—	9,780
Deferred income	11,158	328,183	(7,518)	29,635	361,458
Deferred income taxes, net	315,249	(91,488)	—	(9,416)	214,345
Other long-term liabilities	77,823	—	30	—	77,853
Total long-term liabilities	3,457,047	236,695	(7,488)	20,219	3,706,473
Stockholders’ equity (deficit)
Preferred stock	—	—	—	—	—
Common stock	90	—	—	—	90
Additional paid-in-capital	724,114	—	—	—	724,114
Treasury stock, at cost	(1,060)	—	—	—	(1,060)
Accumulated deficit	(705,007)	(238,197)	(196)	(24,748)	(968,148)
Accumulated other comprehensive loss	(9,690)	—	155	—	(9,535)
Stockholders’ equity (deficit)	8,447	(238,197)	(41)	(24,748)	(254,539)
Total liabilities and stockholders’ equity (deficit)	$3,937,384	—	49	—	3,937,433

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 31, 2016
		Adjustments for new revenue recognition guidance
	As reported	Franchise fees	Advertising	Other revenue transactions	Restated

Assets
Current assets:
Cash and cash equivalents	$361,425	—	—	—	361,425
Restricted cash	69,746	—	—	—	69,746
Accounts receivables, net	44,512	—	17,741	—	62,253
Notes and other receivables, net	40,672	—	592	—	41,264
Restricted assets of advertising funds	40,338	—	(40,338)	—	—
Prepaid income taxes	20,926	—	36	—	20,962
Prepaid expenses and other current assets	28,739	—	12,823	—	41,562
Total current assets	606,358	—	(9,146)	—	597,212
Property and equipment, net	176,662	—	9,153	—	185,815
Equity method investments	114,738	—	—	—	114,738
Goodwill	888,272	—	—	—	888,272
Other intangibles assets, net	1,378,720	—	—	—	1,378,720
Other assets	62,632	—	30	—	62,662
Total assets	$3,227,382	—	37	—	3,227,419
Liabilities and Stockholders’ Deficit
Current liabilities:
Current portion of long-term debt	$25,000	—	—	—	25,000
Capital lease obligations	589	—	—	—	589
Accounts payable	12,682	—	34,806	—	47,488
Liabilities of advertising funds	52,271	—	(52,271)	—	—
Deferred income	35,393	2,699	(591)	4,812	42,313
Other current liabilities	298,266	—	26,293	—	324,559
Total current liabilities	424,201	2,699	8,237	4,812	439,949
Long-term debt, net	2,401,998	—	—	—	2,401,998
Capital lease obligations	7,550	—	—	—	7,550
Unfavorable operating leases acquired	11,378	—	—	—	11,378
Deferred income	12,154	269,394	(8,186)	31,010	304,372
Deferred income taxes, net	461,810	(110,144)	—	(14,500)	337,166
Other long-term liabilities	71,549	—	45	—	71,594
Total long-term liabilities	2,966,439	159,250	(8,141)	16,510	3,134,058
Stockholders’ deficit:
Preferred stock	—	—	—	—	—
Common stock	91	—	—	—	91
Additional paid-in-capital	807,492	—	—	—	807,492
Treasury stock, at cost	(1,060)	—	—	—	(1,060)
Accumulated deficit	(945,797)	(161,949)	(170)	(21,322)	(1,129,238)
Accumulated other comprehensive loss	(23,984)	—	111	—	(23,873)
Stockholders’ deficit	(163,258)	(161,949)	(59)	(21,322)	(346,588)
Total liabilities and stockholders’ deficit	$3,227,382	—	37	—	3,227,419

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Select Cash Flow Information
(In thousands)
(Unaudited)

	Fiscal year ended December 30, 2017
	As reported	Adjustments for new revenue recognition guidance(a)	Restated

Net cash provided by operating activities	$276,908	6,449	283,357
Net cash used in investing activities	(13,854)	(6,449)	(20,303)
Net cash provided by financing activities	418,641	—	418,641
Increase in cash, cash equivalents, and restricted cash	682,267	—	682,267

	Fiscal year ended December 31, 2016
	As reported	Adjustments for new revenue recognition guidance(a)	Restated

Net cash provided by operating activities	$276,827	5,652	282,479
Net cash provided by (used in) investing activities	1,343	(5,652)	(4,309)
Net cash used in financing activities	(179,178)	—	(179,178)
Increase in cash, cash equivalents, and restricted cash	98,717	—	98,717
(a) Adjustment results from full consolidation of the advertising funds, and reflects the investing activities, consisting solely of additions to property and equipment, of such funds.

Quarterly Consolidated Statements of Operations—Fiscal Year 2017
The following consolidated statements of operations for each quarter within the fiscal year ended December 30, 2017 reflect the expected impacts of the adoption of the new guidance for revenue recognition:

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)
	Three months ended
	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
	(Restated)	(Restated)	(Restated)	(Restated)
Revenues:
Franchise fees and royalty income	$127,715	143,894	143,734	139,863
Advertising fees and related income	110,203	122,361	122,660	115,760
Rental income	24,422	27,408	27,713	25,100
Sales of ice cream and other products	22,506	28,679	23,173	22,030
Other revenues	11,512	11,834	12,791	12,193
Total revenues	296,358	334,176	330,071	314,946
Operating costs and expenses:
Occupancy expenses—franchised restaurants	14,138	14,287	15,333	16,543
Cost of ice cream and other products	16,922	22,199	19,457	18,434
Advertising expenses	111,072	123,676	124,080	117,329
General and administrative expenses, net	60,369	61,074	60,580	61,805
Depreciation	5,084	5,071	4,941	4,988
Amortization of other intangible assets	5,327	5,333	5,341	5,334
Long-lived asset impairment charges	47	60	536	974
Total operating costs and expenses	212,959	231,700	230,268	225,407
Net income of equity method investments	2,819	4,327	5,466	2,586
Other operating income, net	555	33	3	36
Operating income	86,773	106,836	105,272	92,161
Other income (expense), net:
Interest income	321	425	624	1,943
Interest expense	(24,871)	(24,885)	(24,436)	(30,231)
Loss on debt extinguishment and refinancing transactions	—	—	—	(6,996)
Other gains, net	187	28	155	21
Total other expense, net	(24,363)	(24,432)	(23,657)	(35,263)
Income before income taxes	62,410	82,404	81,615	56,898
Provision (benefit) for income taxes	18,117	31,312	40,445	(77,756)
Net income	$44,293	51,092	41,170	134,654

Earnings per share—basic	$0.48	0.56	0.46	1.49
Earnings per share—diluted	0.48	0.55	0.45	1.47

Non-GAAP Reconciliations—Fiscal Years 2017 and 2016
The following non-GAAP reconciliations reflect the impacts of the adoption of the new guidance for revenue recognition:

DUNKIN’ BRANDS GROUP, INC. AND SUBSIDIARIES
Non-GAAP Reconciliations
(In thousands, except share and per share data)
(Unaudited)
	Fiscal year ended
	December 30, 2017	December 31, 2016
	(52 weeks)	(53 weeks)
Operating income	$391,042	380,602
Adjustments:
Amortization of other intangible assets	21,335	22,079
Long-lived asset impairment charges	1,617	149
Transaction-related costs(a)	—	64
Bertico-related litigation(b)	(2,898)	(428)
Adjusted operating income	$411,096	402,466

Net income attributable to Dunkin' Brands	$271,209	175,289
Adjustments:
Amortization of other intangible assets	21,335	22,079
Long-lived asset impairment charges	1,617	149
Transaction-related costs(a)	—	64
Bertico-related litigation(b)	(2,898)	(428)
Loss on debt extinguishment and refinancing transactions	6,996	—
Tax impact of adjustments(c)	(10,820)	(8,746)
Impact of tax reform(d)	(96,803)	—
Adjusted net income	$190,636	188,407

Adjusted net income	$190,636	188,407
Weighted average number of common shares – diluted	92,231,436	92,538,282
Diluted adjusted earnings per share	$2.07	2.04

(a) Represents non-capitalizable costs incurred as a result of the securitized financing facility, which was completed in January 2015.
(b) Adjustment for the fiscal year ended December 30, 2017 represents a reduction to legal reserves for Bertico-related litigation based upon final settlement of such matters. Adjustment for the fiscal year ended December 31, 2016 represents a net reduction to legal reserves for the Bertico litigation and related matters based upon final agreement of interest and related costs associated with the judgment.

(c) Tax impact of adjustments calculated at a 40% effective tax rate.
(d) Net tax benefit due to the enactment of the Tax Cuts and Jobs Act during the fiscal year ended December 30, 2017, consisting primarily of the re-measurement of deferred tax liabilities using the lower enacted corporate tax rate.